INTEGRATED SECURITY TECHNOLOGIES, INC.

1500 – 885 West Georgia Street

Vancouver, B.C.

V6C 3E8

February 17, 2006

TO:	Hadasit Medical Research Services and Development Ltd.

Dear Sirs:

Re:	Method of Replacing Insulin Injections with Oral Insulin

This letter sets out the agreement (“Agreement”) reached among Integrated Security Technologies, Inc. as purchaser (“IST”) and Hadasit Medical Research Services and Development Ltd. (“Hadasit”) regarding the transfer and sale by Hadasit of patent and patent applications as detailed in Exhibit A hereto and other related state patents and patent applications, including all of the related know-how and technology related to the administering of insulin orally as a method to replace insulin injections (collectively, the “Patent”) to IST, upon the terms and conditions set forth herein.

Acquisition

1.

Subject to the conditions in Section 13-14 hereof, Hadasit hereby agrees to sell, assign and transfer to IST all right, title and interest in and to the Patent (the “Intellectual Property”) on the terms and subject to the conditions set out in this Agreement (the “Sale Transaction”).

2.

Hadasit agrees to execute and deliver to IST, at the Closing, such deeds, bills of sale, endorsements, consents, assignments and other good and sufficient instruments of conveyance and assignment as IST may reasonably request as necessary or appropriate to vest in IST all right, title and interest in, to and under the Intellectual Property. Among others, Hadasit will provide upon closing of the Sale Transaction a Patent Assignment transferring the Patent to IST or its subsidiary for filing with the US Patent office; however, the Patent Assignment will be held in escrow by attorneys for IST, and the parties hereto agree that the assignment agreements will not be registered at the US or other Patent Office (if applicable) until completion of the Financing (as defined below).

3.

In addition, Hadasit agrees that any and all intellectual property rights which currently exist or are developed in the future by employees of the Hadassah Medical Organization (“HMO”) which relate to the oral application of insulin shall be assigned to IST, pursuant to formal assignment agreements, without further consideration.

4.	[Intentionally omitted].

Clinical Trials

5.

On the date hereof, Hadasit will enter into an agreement with IST to provide it with consulting services to carry out all or part of the clinical trials of the Intellectual Property on 10 persons (the “Clinical Trials”). The total cost of the Clinical Trials will be up to $200,000, including the preparation of a full report (the “Clinical Trials Report”) assessing the results of the Clinical Trials and the viability of the Intellectual Property. Subject to the receipt of any required approvals, the Clinical Trials preformed by Hadasit will be completed by approximately July 30, 2006. To pay the costs of the Clinical Trials preformed by Hadasit, IST will make available to Hadasit an amount of up to $200,000 (the “CT Cost”). The CT Cost shall be paid to Hadasit based upon agreed payment schedule, with first payment date upon the commencement of the Clinical Trials. All of the CT Costs paid by to Hadasit by IST will be transferred by Hadasit to Kidron’s research fund. For the avoidance of doubt, nothing in this Agreement shall impose any obligation on IST to conduct the Clinical Trials through Hadasit, and IST may decide to conduct all or part of the Clinical Trials through third parties.

6.

Upon completion of the Clinical Trials Report, Hadasit (to the extent it preformed the Clinical Trials) will deliver such report to IST with an assessment (the “Assessment”) of whether the Clinical Trials have been successful (“success” meaning that the insulin has been absorbed in the patients’ blood streams and has had the desired effect in a manner which is similar to, but not necessarily as completely effective as insulin injections). The Assessment will include the views of at least one other medical researcher who has substantial knowledge of insulin and its effects on humans.

Financing

7.

Furthermore, to secure proper conditions for the future development of products based on the Intellectual Property, IST undertakes to use its best efforts to arrange a Financing of not less than $1,000,000 (the “Financing”) of units, consisting of common shares and warrants at a reasonable discount to the prevailing market price at the time.

Consulting Agreement

8.

During the Clinical Trials, to the extent preformed by Hadasit at the Company’s request, Hadasit agrees to cause the Clinical Trials to be performed, with Dr. Miriam Kidron (“Kidron”) serving as principal investigator, on a part time basis until completed for approximately 6 months at no additional cost other than the consideration set forth in Section 5 above. If the Clinical Trials are a success, Kidron agrees to become a member of IST’s board, without any responsibility taken by Hadasit with respect to such position. In the event that Kidron becomes unavailable for any reason to perform the Clinical Trials, Hadasit and IST shall agree on a suitable replacement.

9.

Following the Clinical Trials, provided Kidron continues to work on development of the Patent through Hadasit, in consideration for providing IST with the consulting services of Kidron, IST will pay Hadasit a fee per month to be negotiated in good faith between the parties. In addition, if following the consummation of the Clinical Trials Kidron will provide directly (and not through Hadasit) consulting services to IST, IST will grant Kidron options to purchase up to 3,361,360 shares of Common Stock of IST. The grant of options shall be under Section 102 of the Israeli Tax Ordinance, based on the capital gains alternative, pursuant to IST’s standard employee stock option plan and grant agreement. The exercise price of the options shall be the nominal value of the underlying shares ($US0.001).

Closing and Definitive Agreements

10.

Closing of the transactions contemplated herein (the “Closing”) will occur on or before February 28, 2006, or on such other date as the parties may agree, to be held at the City of Vancouver, Canada, at such place and time as the parties may agree.

11.

The parties agree to instruct their attorneys to co-operate and complete comprehensive and definitive agreements for the Sale Transaction. The definitive agreements will contain terms and representations customary for agreements governing the purchase and sale of intellectual property, as prepared by commercial legal counsel of good reputation. In the event that any matter cannot be resolved or agreed, the terms of this Agreement will govern respecting that matter. If no definitive agreements are executed by the parties hereto, this Agreement will remain in full force and effect.

12.	After Closing the parties will retain a firm of chartered accountants to be the auditors of the new business to be developed based on the Intellectual Property.

Closing Conditions

13.

This Agreement and the Closing hereof is subject to all representations and warranties contained herein and to be contained in the definitive agreements described in Section 11 hereof being true and correct at the date of Closing.

14.	In addition, this Agreement and the Closing hereof is subject to the following conditions:
(a)

if the Clinical Trials Report finds that the Clinical Trials were not successful, the Agreement shall terminate and the Intellectual Property shall be transferred to Hadasit without any representation or warranty with respect to said Intellectual Property.

(b)

If the Clinical Trials Report finds that the Clinical Trials were successful, then, if the Financing shall not be completed within 120 days from the date the Clinical Trials Report is delivered to the Company, this Agreement shall terminate, and the Intellectual Property shall be transferred to Hadasit without any representation or warranty with respect to said Intellectual Property.

(c)	The transfer of the Intellectual Property to Hadasit under this section shall be in accordance with the terms and conditions negotiated in good faith between the parties.

Representations and Covenants of IST

15.	IST represents and warrants to the Hadasit that:
(a)	IST is duly incorporated under the laws of the state of Nevada;
(b)	This Agreement constitutes the valid and binding obligation of IST, enforceable against it in accordance with its terms.
(c)

The execution and performance by IST of this Agreement do not conflict with, or result in a breach or violation of, any agreement, judgment, order, laws or regulations applying to IST, and do not require the consent or approval of any person, which consent or approval has not been obtained prior to the date hereof.

(d)

In the event that Kidron is subsequently discovered not to be the sole inventor of the Patent and the Patent is subject to a claim by any current or former employee of Hadasit (“Hadasit Inventor”), any consideration that may be required to be paid to any Hadasit Inventor pursuant the Hadasit's internal guidelines or otherwise will be payable to such Hadasit Inventor solely by Kidron and Nadav Kidron, jointly and severally. In no event, including the event described in this subsection (d), shall the consideration paid to Hadasit be reduced and/or altered in any manner in order to compensate the Hadasit Inventor.

(e)

IST shall indemnify, defend and hold harmless Hadasit, HMO, their trustees, officers, directors, medical and professional staff, employees, students and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments arising out of the production, manufacture, sale, use in commerce or in human clinical trials, lease, or promotion by IST or by a licensee, affiliate or agent of IST of any Product, process or service relating to, or developed based on the patents; or arising out of the performance of the Clinical Trials.

(f)

IST’s indemnification obligation above, shall not apply to any liability, damage, loss or expense to the extent that it is attributable to the negligence, gross negligence, intentional misconduct or breach of any applicable laws by any of the Indemnitees.

(g)

IST shall, at its own expense, provide attorneys reasonably acceptable to Hadasit to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought, and shall conduct the management of such claim.

(h)

At such time as the Clinical Trials commence and for as long as any product based on the Patents is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by IST or by a sublicensee, affiliate or agent of IST, then IST shall at its sole cost and expense, procure and maintain sufficient policies of general liability insurance, as shall be determined by IST' board of directors, naming the indemnitees as additional insureds. The insurance coverage required under this section shall not be construed as a limit of IST’s liability with respect to its indemnification under this Agreement. Hadasit's undertaking to conduct the Clinical Trial is subject to its acceptance of the above mentioned policies of general liability insurance.

(i)

IST shall provide Hadasit with written evidence of such insurance upon request. IST shall provide written notice to Hadasit at least 60 days prior to the cancellation, non-renewal or material change in such insurance.

(j)

Notwithstanding anything to the contrary herein, IST shall not use the names of the Hadasit, “Hadassah”, “HMO” or Kidron without Hadasit’s prior written approval, all except for (a) references to scientific publications which are already in the public domain at the time of publication and (b) applications for regulatory approvals to official authorities, and (c) as requested by regulatory authorities as required by law or applicable regulation. Subject to the foregoing, IST shall include appropriate acknowledgement and credit to Hadasit, HMO, and their employees in any publication relating to the Clinical Trials and/or the Patents, in whatever media, including application(s) to official authorities or presentations to potential investors. The parties acknowledge that IST is a reporting issuer in the United States and as such must file a copy of this agreement with the US Securities and Exchange Commission, which will be open for inspection by any party over the internet. Additionally, IST will be required to make full disclosure in material change reports and in its periodic reports and other regulatory filings all aspects of this transaction and the developments that flow from it, including the use of Hadasit’s name. Hadasit hereby consents to all such filings.

(k)

The Company has been provided with all the information relevant to the patents and/or that it wishes to receive, and has had a reasonable opportunity to ask questions of and receive answers fromHadasit in connection with the Patents and any related know how, and to obtain additional information, and waives any claims it may have against Hadasit in this regard.

Representations and Covenants of Hadasit

16.	Hadasit represents and warrants to IST that:
(l)	It has the full power and authority to transfer or cause to be transferred the applicable Intellectual Property to IST free and clear of any charges, encumbrances, liens or claims.
(m)

Hadasit has all property rights and interest in the items of Intellectual Property which are not indicated as expired in Exhibit A, and, to the best knowledge of Hadasit, the Intellectual Property does not infringe upon the intellectual property rights of any other party.

(n)	It is not aware of any other devices or intellectual property which performs the same function as the invention described in the Patent.
(o)	No party has been granted any rights of any kind over the Intellectual Property, except Hadasit; and
(p)	This Agreement constitutes the valid and binding obligation of Hadasit, enforceable against him in accordance with its terms.
(q)

No warranty is made by Hadasit that the results of the Clinical Trials will be useful or commercially exploitable or of any value whatsoever. In addition, and without derogating from the aforementioned representations and obligations of Hadasit, Hadasit disclaims all warranties, either express or implied, with respect to the Patents, including without limitation implied warranties of merchantability, efficacy and fitness for a particular purpose. The entire risk arising out of the production and use of the Patents remains solely with IST. No warranty is made to the validity and/or maintenance and/or renewal and/or prosecution of the Patents.

17.	Hadasit hereby covenants to IST that, until Closing:
(r)	Hadasit shall not take any action which would result in any material adverse change to the Intellectual Property or to sell, transfer or dispose of any of the Intellectual Property;
(s)	Hadasit acknowledges that IST will be required to provide substantial disclosure about the Intellectual Property to the SEC and agrees to fully co-operate to provide in a timely manner such information and disclosure about the Intellectual Property, its inventors as IST’s legal counsel and auditors may request.

Binding Agreement

18.	Upon acceptance of the terms of this Agreement by all of the parties hereto, this Agreement shall be deemed to constitute and shall be a legally valid and binding agreement.

Termination

19.

In the event Closing has not occurred by February 28, 2006, any party may elect to terminate this Agreement and all obligations of the parties hereunder shall cease. No party may elect to terminate if it has not complied with its obligations hereunder and the other party does not agree to terminate.

Confidentiality

20.

Hadasit acknowledges that IST is a public company and has an obligation to disclose all material information about its affairs. Hadasit agrees that it will not trade in the securities of IST while in possession of, nor will he inform others of (except on a need to know basis), any non-disclosed material information about IST.

General

21.

All IST’s legal costs in connection with the preparation of this Agreement and the completion of the transactions contemplated herein shall be borne solely by IST, whether or not the transactions contemplated hereby are completed. Hadasit will pay its own legal costs of review of this Agreement and any definitive agreements prepared by IST’s legal counsel. Hadasit shall not pay the legal costs of IST or its legal counsels.

22.	This Agreement shall be governed and interpreted in accordance with the laws of the Province of British Columbia.
23.

This Agreement may be executed in counterparts with the same effect as if each of the parties hereto had signed the same document and all counterparts will be construed together and constitute one and the same instrument.

24.	This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.
25.	All dollar references are United States dollars. Each party will bear any and all taxes imposed on it and applicable to this transaction.
26.

This Agreement represents the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all other prior agreements, understandings, negotiations and discussions.

If the foregoing correctly sets out the terms of our agreement, please execute this letter in the space provided.

INTEGRATED SECURITY TECHNOLOGIES, INC.

Per:	/s/ Randy White
Authorized Signatory

AGREED TO AND ACCEPTED THIS 17th DAY OF February, 2006.

Name Address Witness Signature	) ) ) ) ) ) ) ) )	/s/ signed Hadasit Medical Research Services and Development Ltd.

I hereby acknowledge, confirm and agree to the provisions of the above agreement. Without derogating form the generality of the aforesaid, I hereby:

1.	confirm and approve that Hadasit’s representations are complete and accurate.
2.	undertake to fully comply with the provisions of Sections 8, 9 and 15(d) of the Agreement
3.	undertake to take any action required, as long as I am employed by Hadasit, in order to enable Hadasit to fully comply with its obligations pursuant to the Agreement.
4.

confirm that any and all intellectual property rights which may be developed by me in the future, not as employee of Hadasit, which relate to the oral application of insulin, shall be assigned to IST, pursuant to formal assignment agreements as shall be provided by IST, without further consideration.

/s/ Miriam Kidron

Miriam Kidron

Address:

2 Elsa Street, Jersusaleum, Israel

_______________________

Witness Signature

I hereby acknowledge, confirm and agree to the provisions of the above agreement. Without derogating form the generality of the aforesaid, I hereby undertake to fully comply with the provisions of Section 15(d) of the Agreement.

/s/ Nadav Kidron

Nadav Kidron

Address:

2 Elsa Street, Jersusaleum, Israel

_______________________

Witness Signature

Exhibit A

Name	Status
USA Patent Application 60/718716	Not expired
USA: Patent Number: 4,579,730 –	expired
Patent application in Israel: 114673 from 19.7.95 –	expired
Patent Application in USA: 08/983612 Art. Unit: 1653 –	expired